[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXhibit 10.45

QUALITY AGREEMENT ON MANUFACTURING AND TESTING OF BULK DRUG SUBSTANCE
Between
Alder BioPharmaceuticals, Inc.
11804 North Creek Parkway South, Bothell, WA 98011 U.S.A.
as CONTRACT GIVER, subsequently named Alder
And
SANDOZ GmbH
Biochemiestrasse 10, A-6250 Kundl
as contract CONTRACTOR, subsequently named SANDOZ

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TABLE OF CONTENTS

PREAMBLE/PURPOSE5

1.SCOPE of the QUALITY AGREEMENT5

2.General Provisions (Quality assurance)6

2.1. Directives and Guidelines	6
2.2. Regulatory Activities	7
2.3. Validation	7
2.4. Manufacturing, packaging and testing instructions and Specifications	8
2.5. Alder Audits	8
2.6. Regulatory Inspections	10
2.7. Person in Plant (Long Term)	11
2.8. Product Quality Review	12
2.9. Subcontracting	12
2.10. Facility, Equipment, and Computer Systems Qualification and Validation	13
2.11. Change Management and Approval	14
2.12. Changes to Processes and Premises	14
2.13. SANDOZ Document Notification, Review, and Approval	16
2.14. Influence on Quality by Foreign Materials	16
2.15. BSE/TSE-Assessment	16
2.16. Deviations, Corrective and Preventative Actions, and Quality Events	17
2.17. Non-conforming BDS	19
2.18. Recall/Supply Recovery	19
2.19 Biological Product Deviation Report (BPDR)	19

3.Raw MaterialS20

3.1. Cell Banks	20
3.2. Supply of Raw Materials by Alder	21
3.3. Procurement of Raw Materials by SANDOZ	21
3.4. Sampling	22
3.5. Storage	22

4.Manufacturing of Product IN THE cONTRACT mANUFACTURING pHASE22

4.1. Cell Banks	22
4.2. MPD Document; Batch Manufacturing and Packaging Records	22
4.3. Reprocessing and Rework	24
4.4. Review of Batch Documentation	24
4.5. Warehousing	25

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.6. Packaging for Dispatch and Transport	25
5.	Testing of Products26
5.1. Method Transfer, Qualification, and Validation	26
5.2. Sampling	27
5.3. Testing of Products	27
5.4. Out of Specification Results	28
5.5. Microbiological Control Program	29

6.ARCHIVING OF Samples and Documentation29

7.Release of Products30

7.1. Release for shipment – pre-requisites	30
7.2. Shipment under Quarantine	32

8.Product Security32

8.1. Waste Material	32

9.Post-Marketing Surveillance and Stability Testing32

9.1. Stability Testing	32
9.2. Product Complaints	33
9.3. Adverse Events	33

10.Terms and Expiration34

11.DEFINITIONS34

12.Version History (Core Document)38

13.APPROVALS (Core Document)39

ATTACHMENTS TO THE QUALITY AGREEMENT

ATTACHMENT A:	List of QA/QC Liaisons
ATTACHMENT B:	Table of Responsibilities
ATTACHMENT C:	List of Approved Sub-Contractors
ATTACHMENT D:	List of Raw Materials for ALD403 including Critical Raw Materials
ATTACHMENT E:	Release Requirements for Cell Banks
ATTACHMENT F:	Min/Max doses for change over cleaning calculation for ALD403
ATTACHMENT G:	Storage condition / Shelf life
ATTACHMENT H:	SANDOZ Release Specifications
ATTACHMENT I:	Alder Release Specifications
ATTACHMENT J:	Additional Release Specifications
ATTACHMENT K:	Document Notification/Review/Approval Sheet

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT L:	Critical Reagents and Reference Standards
ATTACHMENT M:	BDS Labeling
ATTACHMENT N:	Change Control Notification/Approval Requirements
ATTACHMENT O:	SANDOZ biopharmaceutical manufacturing facilities applicable to ALD403
ATTACHMENT P:	Sandoz Batch Release Support Information – Detailed Content Requirements
ATTACHMENT Q:	Review of Batch Documentation – QC Test Results Documentation to be Provided with Batch Documentation
ATTACHMENT R:	Change history of the Quality Agreement core document

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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PREAMBLE/PURPOSE

Alder is a company engaged in the development, manufacture, and commercialization of biopharmaceutical products, including eptinezumab (also known as ALD403).

SANDOZ holds a manufacturing license issued by FDA and EMA for the facilities in Kundl, Austria and is obliged to maintain the license.  SANDOZ shall inform Alder about any change or withdrawal of such authorization without undue delay.

A Contract Manufacturing Agreement dated effective as of 4 May 2015 (executed 12-Jul-2016) has been signed between the parties (CMA), under which SANDOZ agreed to manufacture for Alder eptinezumab (also known as ALD403) Bulk Drug Substance (BDS).

This QUALITY AGREEMENT relates to and is the “Quality Agreement” referred to in the CMA.

The purpose/scope of this QUALITY AGREEMENT is to define the compliance requirements and responsibilities for the quality and regulatory  operations between SANDOZ and Alder for the Manufacture by SANDOZ of BDS, for use in validation and qualification in preparation for regulatory filings and for commercial human use (or, prior to marketing approval, clinical human use), according to the applicable Legal Requirements (including without limitation ICH Guideline Q5, Q7, and Q10, 21 CFR Parts 11, 210, 211, and 600 and 611 et seq., EU Guidance on Good Manufacturing Practice Parts I, II and III, and other regulations as applicable to BDS manufacture), as amended from time to time. Each party agrees to perform its obligations under this QUALITY AGREEMENT in accordance with the CMA, this QUALITY AGREEMENT, and the applicable Legal Requirements.

1.SCOPE of the QUALITY AGREEMENT

This QUALITY AGREEMENT forms an integrated part of the CMA.  The scope of this QUALITY AGREEMENT includes the SANDOZ biopharmaceutical manufacturing facilities at: Biochemiestrasse 10, 6250 Kundl, Austria. Refer to Attachment O for the buildings applicable to the BDS manufactured by SANDOZ in the Commercial Facility at the Kundl site.

This QUALITY AGREEMENT shall be reviewed periodically for accuracy and compliance with the cGMP regulations by both parties according to Alder’s established review schedule at a minimum. The QA/QC liaisons for quality matters are defined in Attachment A. The roles and responsibilities of each party are summarily listed in Attachment B. A list of Alder subcontractors and a list of SANDOZ approved subcontractors for testing ALD403 is provided in Attachment C.  The list of Raw Materials, including Critical Raw Materials, for the Manufacture of ALD403 is provided in Attachment D.  The SANDOZ release requirements for Cell Banks and a listing of released cell banks are provided in Attachment E. The dosages to be used for SANDOZ changeover cleaning calculations is provided in Attachment F.  The storage condition and shelf life for ALD403 is provided in Attachment G.  The SANDOZ Release Specifications for BDS Product are listed in Attachment H.  The Alder Release Specifications for BDS

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Product are listed in Attachment I.  The Additional Release Specifications for BDS are listed in Attachment J.  The form for document approval/notification is provided in Attachment K.  Critical Reagents and Reference Standards are listed in Attachment L. Required elements for BDS Labeling are described in Attachment M. Change Control notification/approval requirements are described in Attachment N.  Buildings applicable to the BDS manufactured by SANDOZ in the Commercial Facility at the Kundl site are listed in Attachment O. Detailed content requirements associated with SANDOZ Batch Release Support Information are listed in Attachment P.  The QC in-process samples and BDS test results documentation (including raw data) to be provided as part of the Batch documentation are defined in Attachment Q. Change history of the Quality Agreement core document is summarized in Attachment R.

This QUALITY AGREEMENT is comprised of this core document and the Attachments.  The Attachments are subject to this core document, but are separately approved, by the quality responsible persons only, and may be periodically updated. This core document and each of the Attachments has its own Version History to document changes and the rationales for their acceptability.

This QUALITY AGREEMENT initially spanned the [***] and [***] phases per the definitions in the CMA, and, as amended, it now also covers the [***] the [***].

The effective date of the Quality Agreement core document and the initial version of the Attachments will be the date of the last approval signatures. The effective dates of any subsequent versions of each of the Attachments will be the date of the last approval signature.

In the event of a conflict between this QUALITY AGREEMENT and the CMA, the CMA shall control and prevail (Reference CMA Clause 37(10).)

2.General Provisions (Quality assurance)

2.1. Directives and Guidelines

Alder is responsible to provide the current information regarding filing/registration documentation.

SANDOZ has the responsibility to Manufacture BDS and make BDS available for shipping to Alder according to the registration documentation (e.g., IND, BLA) and cGMP in accordance with the CMA, this QUALITY AGREEMENT, and applicable Legal Requirements, including US FDA 21 CFR Parts 11 / 210 / 211 / 600, ICH Guideline Q7 and EU Guidance on Good Manufacturing Practice Parts I, II and III and other agency regulations as applicable to BDS Manufacture.

If not otherwise defined in this QUALITY AGREEMENT, the CMA or applicable Legal Requirements, the provisions of SANDOZ quality management system and standard operating procedures shall be applied to SANDOZ’S operations.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Each party will participate in the Technical Committee and Joint Steering Committee (JSC) activities. (Reference CMA Clause 2.)  Meetings shall be attended, in person or through telecommunications (telephone, video conference, etc.), by senior management in the quality and manufacturing departments of both parties.  SANDOZ and Alder shall mutually agree to the quality metrics (in accordance to ICH Q10 expectations) to be monitored, tracked and presented at the meeting.

2.2. Regulatory Activities

Alder will be responsible for filing of regulatory submissions related to the Product or the BDS in EU, USA and other countries.  All updates to regulatory applications related to Product are the responsibility of Alder.

SANDOZ will provide Regulatory Support Services, including providing to Alder all necessary information which it may possess pertinent to BDS to ensure global regulatory filings are current and up-to-date.  (Reference CMA Clause 8.)

In connection with Regulatory Authority requests or submission preparation or other regulatory activities, Alder will provide a written request via Attachment K to SANDOZ for Manufacturing-related documents, as applicable. SANDOZ shall provide to Alder upon request verified data that is used for BDS- or Product-specific documents.

Prior to regulatory submissions, Alder will provide copies of the draft relevant [***] to SANDOZ for review and an opportunity to comment to support compliance with regulatory requirements. SANDOZ will provide comments within [***], unless different timing is mutually agreed.

Alder will within [***] provide copies to SANDOZ of [***].  SANDOZ will within [***] notify Alder of any changes in SANDOZ’s regulatory status or changes in its filings that relate to or would potentially affect the ability of SANDOZ to perform its obligations under this QUALITY AGREEMENT or the CMA, or which would potentially affect the status of any regulatory filing of Alder.

2.3. Validation

Alder and SANDOZ jointly completed the BDS-related validation activities (including testing supporting process validation) as set forth in Attachments B and C. Process validation documentation for the BDS were approved by both SANDOZ and Alder as part of the Validation Lot Campaign (VLC). Transport Validation remains the responsibility of Alder.

2.3.1 ALD403 Process Additional Validation

The Process may be amended in writing from time to time by agreement of the Parties in accordance with the change control process set forth in this QUALITY AGREEMENT.  SANDOZ shall not change the Process except at the request of or with permission from Alder. (Reference CMA 1 Clause 1 – “Process” definition)

2.3.2 Ongoing Process Verification (aka. Continued Process Verification)

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Alder and SANDOZ will jointly agree on the OPV Monitoring Plan/OPV Assessment documents before the start of OPV.  Any subsequent Changes to these documents will be subject to change control or document revision lifecycle requiring joint approval prior to implementation.  Investigations and CAPAs resulting from the OPV Assessment will be jointly reviewed and approved.

2.4. Manufacturing, packaging and testing instructions and Specifications

SANDOZ shall be responsible for ensuring the safe operation of the Manufacture of the BDS in its premises.

SANDOZ shall apply the agreed control procedures (comprising specifications as well as methods) for the BDS. The testing control procedures, BDS specifications and methods will be issued by SANDOZ in their system.  SANDOZ will assure that the conversion of the BDS specification into SANDOZ’S documentation is accurate, updated as appropriate and that a cross-reference to the appropriate Alder specification(s) is referenced in the source document.

SANDOZ must ensure that each person engaged in the Manufacturing, processing, analytical testing, or handling of the BDS, shall be trained according to SANDOZ local procedures. SANDOZ training shall be in current Good Manufacturing Practices and the particular operations that the person performs.  Training in applicable manufacturing regulations shall be conducted by SANDOZ qualified individuals on a continuing basis and with sufficient frequency to assure that each person employed or retained by SANDOZ remains familiar with requirements applicable to them. This training must be documented in a training record for each person employed or retained by SANDOZ and training records must be maintained. (Reference CMA Clause 27(1) and 27(2).)

2.5. Alder Audits

Upon SANDOZ receipt of [***] notice from Alder, SANDOZ will permit employees or authorized representatives of Alder [***] to conduct routine compliance audits and inspection of all documents, processes, equipment, operations, quality systems and facilities of SANDOZ applicable to the Manufacture of the BDS in the biopharmaceutical facilities at Kundl, Austria (hereinafter an “Audit”). (Reference CMA Clause 21.)  The scope and manner of each Audit shall be determined [***] provided, however, that Alder shall conduct such Audits only (a) during regular business hours, or at the time that SANDOZ is Manufacturing the BDS, or when the plant is idle or at such other times when Alder can conduct such Audits without adversely affecting the confidentiality obligations that SANDOZ owes to its other customers, and (b) for the purpose of making quality control inspections, which may include inspection of the facilities, etc., used in the Manufacture, warehousing and shipping of Product, to ensure compliance with the CMA, this QUALITY AGREEMENT and applicable Legal Requirements. Without limitation to the foregoing, Alder shall be entitled (a) to conduct [***], and (b) to conduct [***], each of which shall be conducted in the manner to be determined by Alder in consultation with SANDOZ. For the [***], SANDOZ will permit up to [***] For the [***] to conduct the audit.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Additionally, Alder shall be entitled to conduct “For Cause” audits as required in connection with critical issues such those presenting a high risk to product quality [***].  For Cause audits do not require [***] advance notice, but the timing of a For Cause audit [***]

Alder will provide a written report to SANDOZ within [***].  SANDOZ will provide Alder with a written response within [***] to any written Audit observations made by Alder. SANDOZ’s written response shall include expected timelines for corrective and preventative actions to address Alder’ written observations as necessary. Upon request, SANDOZ shall complete, and shall provide periodic updates for the status of completion of, these corrective and/or preventive actions.  Alder reserves the right to conduct a For Cause audit for any critical observations that are not satisfactorily addressed through the audit responses.

[***]

2.6. Regulatory Inspections

SANDOZ shall allow Regulatory Authorities to inspect facilities, operations and quality systems, as necessary to facilitate, obtain or maintain the Regulatory Approvals, regulatory filings or registrations. SANDOZ will within [***] notify Alder of general cGMP inspections and/or legal actions relating to the SANDOZ biopharmaceutical facilities, operations or quality systems that are utilized for BDS Manufacture, or which otherwise might adversely impact SANDOZ’s ability to Manufacture BDS, and the proposed corrective actions.

For Product pre-approval inspections, Alder shall have the right to have [***] if allowed by the Regulatory Authorities; other Alder representatives may be present in the ancillary areas of SANDOZ facilities to provide support to Product-related aspects of the inspection; and SANDOZ will provide an update to Alder at the end of each day regarding inspection progress and potential issues.  SANDOZ Quality team will coordinate with SANDOZ Manufacturing team to synchronize the BDS Manufacturing schedule with the PAI regulatory inspection.

For general cGMP inspections, Alder shall have the right to have [***] if allowed by the Regulatory Authorities; and other Alder representatives may be present in the ancillary areas of SANDOZ facilities to provide support to Product-related aspects of the inspection.

For general cGMP inspections that include ALD403 BDS or Process, SANDOZ will provide an update to Alder at the end of each day regarding inspection progress and potential issues related to ALD403 BDS or Process.

For general inspections that involve the production facilities and systems supporting ALD403 BDS Manufacture, SANDOZ will notify Alder of inspection outcomes (to include at a minimum[***]) within [***] of the end of the inspection.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SANDOZ must within [***] notify Alder about critical issues encountered during regulatory inspections that may have the potential to adversely affect the SANDOZ premises or facilities, the quality of Product or Process, or the quality system.  Critical issues are those for which a high risk related to product quality, safety, product recall, or regulatory enforcement action has been identified.

SANDOZ shall provide to Alder, within [***] after receipt by SANDOZ, a written copy of any inspection reports, inspection observations and/or legal actions with or by Regulatory Authorities relating to: Product pre-approval inspections (PAI’s), or general cGMP inspections if ALD403 BDS or Process is addressed within the conduct of the inspection. The reports may be redacted if needed to ensure client confidentiality of other SANDOZ clients as well as SANDOZ products.

SANDOZ shall provide Alder with any and all draft responses to regulatory observations or replies to regulatory inquiries that relate to the Product or Process.  Alder shall review draft responses and provide written feedback within [***]. SANDOZ and Alder will work cooperatively on the responses related to the Product or Process.

For pre-approval and general cGMP inspection observations, SANDOZ shall provide notification to Alder within [***] of the knowledge that closure of such observation would impact the Product approval, timing of Product approval, the Manufacture of BDS, Process, or the timing of the Manufacture of BDS. The parties will discuss and develop mutually agreed solutions to stay on track with the Product approval and BDS Manufacture.

If SANDOZ is required by any governmental authority or Regulatory Authority to have inspected or approved the site of Manufacturing or storing the Product or any Raw Materials, SANDOZ shall permit and cooperate with officials of the Regulatory Authority to inspect such sites.

SANDOZ shall secure Alder’s written agreement prior to making any commitments to any Regulatory Authority observations relevant to Product.

Alder will not provide any official information related to SANDOZ premises and facilities to a Regulatory Authority without written consent of SANDOZ.

2.7. Person in Plant (Long Term)

Alder shall have the right to provide Alder employees on SANDOZ premises for the purpose of information exchange and coordinating reviews, approvals, or other actions required by this QUALITY AGREEMENT, including person-in-plant rights during production under the CMA, and as otherwise agreed to by Alder and SANDOZ in writing. (Reference CMA Clause 21(1) and Clause 21(4).)

Upon SANDOZ’s receipt of [***] prior notice from Alder (or as mutually agreed), Alder may, [***], place [***] at SANDOZ’s manufacturing facility. Alder’s representatives at SANDOZ shall accept SANDOZ’s procedures regulating external customer relationships (including cGMP training, hygiene, confidentiality and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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controlled access to facilities and documents) and will obtain SANDOZ’s agreement prior to any active participation in the Process or analytical testing.  (Reference CMA Clause 21(1).)  SANDOZ’s obligation to allow visitors who are [***] is on condition that: (a) such visitors agree in writing to observe the reasonable customary requirements of SANDOZ regarding security, health and safety, confidentiality or any other applicable regulations at the relevant premises (provided, however, that Alder employees shall not be required to sign a separate confidentiality agreement); (b) any visit shall be under the specific supervision of SANDOZ (without relieving any visitors of any obligations with respect to any damage or injury caused by them); and (c) Alder uses reasonable endeavors to ensure that any visit and the number of visits is of minimal disruption to SANDOZ day-to-day business. Alder shall provide SANDOZ with reasonable notice prior to each such visit, communicate to SANDOZ the reason for each such visit and ensure that such visits are made by relevant personnel only. Alder, in consultation with SANDOZ, will develop an agenda for each such visit. (Reference CMA Clause 21(4).)

[***], SANDOZ and Alder will work collaboratively to assure BDS quality, and, as part of Alder’s quality oversight obligations, Alder will be permitted to be onsite at the Commercial Facility, in collaboration with SANDOZ, for on-going discussions, document exchanges, and review of quality topics between their respective quality units.  With [***] advance notice and mutual agreement on the timing of the visits, SANDOZ shall provide Alder with on-site access to staff, and on-site [***] access to documentation, data ([***]), and records that are relevant to Alder’s quality oversight obligations.

2.8. Product Quality Review

Alder is responsible for submitting the Annual Product Review (APR) to the authority as the Product license holder. SANDOZ will issue a product quality review report, which will serve as an input to Alder’s APR per SANDOZ internal procedures. The review report shall comply with the current requirement of 21CFR211.180(e). Timelines associated with the product quality review report and the APR deliverables will be agreed jointly.

2.9. Subcontracting

SANDOZ is entitled to subcontract the work or part of the work entrusted by Alder to the sub-contractors listed in Attachment C, subject to compliance with the CMA, this QUALITY AGREEMENT, and change control management. If SANDOZ wishes to retain any new subcontractors, SANDOZ shall obtain the written approval of Alder before using any such subcontractor (through revision of Attachment C).  (Reference CMA Clause 37(7).) SANDOZ shall establish written service agreements and written technical/quality agreements with its sub-contractors prior to commencement of the subcontracted work.  Any change of the subcontracting service level or new sub-contractors requires Alder’s prior written approval and will be subject to change control management. SANDOZ shall remain solely and fully responsible for the performance of the work by sub-contractors in accordance with the requirements set forth in the CMA and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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this QUALITY AGREEMENT. (Reference CMA Clause 37(7).) SANDOZ shall oblige its sub-contractors to comply with the applicable terms of the CMA and this QUALITY AGREEMENT, including informing SANDOZ on changes relevant to the registration of Product, such as to the manufacturing location and procedures and to the equipment and materials used. SANDOZ must ensure that such sub-contractors will accept foreign and local governmental authorities to inspect facilities, operations and quality systems, as it is necessary to facilitate, obtain or maintain the Product approvals of the Regulatory Authorities, including the investigational new drug application and the registration of Product.

SANDOZ shall audit each sub-contractor prior to using that sub-contractor according the respective SANDOZ SOP.  Alder shall have the right to review the SANDOZ annual audit summary of sub-contractors and the evidence of technical/quality agreements relating to the sub-contractors used for the Manufacture of BDS during the annual audit.

SANDOZ must qualify their contracted testing laboratories to ensure that there is appropriate and required equipment, qualification and training to perform the necessary testing. (Reference CMA Clause 6(6).)

2.10. Facility, Equipment, and Computer Systems Qualification and Validation

SANDOZ shall ensure that Alder may review at the Kundl facility the records relating to the Assets and the Facility Modifications (Reference CMA, Clause 1 (1) and Clause 4 (1)) including the applicable change control/summary detailing the outcomes and validation of the Facility Modifications.

SANDOZ shall maintain a system to ensure that premises, environment, laboratories, utilities, equipment, computerized systems and other systems that support the manufacturing operations, including the Assets and Facility Modifications, are properly designed, validated and maintained in accordance with cGMP.  SANDOZ shall perform required process equipment, facility and utility maintenance at periodic and predefined frequencies (as defined in SANDOZ procedures) to ensure that appropriate maintenance and upkeep is performed on premises, environment, laboratories, utilities, equipment, computerized systems, and other systems that support the manufacturing operations, including the Assets and Facility Modifications.

SANDOZ will ensure appropriate separation and controls are in place for operation for multi‑product facility.

Approved validation protocols, reports, testing protocols, raw data and system operation procedures relating to the Product shall be available for consultation by Alder while on-site or during audits.

2.11. Change Management and Approval

Changes to this QUALITY AGREEMENT and its relevant Attachments shall only be made by mutual agreement between the parties, and must be in writing and recorded on the Version History of this QUALITY AGREEMENT core document and the individual Attachments.

Change control is an integral part of cGMP and requires a mutually agreed change control process to ensure both Alder and SANDOZ adequately assess any proposed change to the Manufacture of the BDS.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Changes that are subject to this Section include without limitation changes to this QUALITY AGREEMENT itself, changes to the Manufacturing of the BDS, changes to the BDS Specifications (Attachment H, Attachment I and Attachment J) (Reference CMA Clause 19), and changes relevant to the registration of the Product, such as to the Manufacturing location and Manufacturing procedures, automation controls, process controls, or to the equipment, utilities, and Raw Materials used. Furthermore, changes that could potentially interfere with the quality of the Product, such as to the testing or release procedures, instructions and specifications, must be evaluated as part of and are subject to Change Control management and approval.  Refer to Attachment N for approval requirements relating to Change Control.

2.12. Changes to Processes and Premises

SANDOZ or Alder shall prepare a change control request in writing, in advance and in English, using a mutually agreed process, including changes relevant to Product-related regulatory submissions or the registration status of Product and on changes that could potentially impact the quality, safety, efficacy and/or supply of Product.  Refer to Attachment N for examples of changes.

•	SANDOZ or Alder, as applicable, shall prepare a change request in writing. In this document the following items shall be defined: [***]

Alder is responsible to review and evaluate the regulatory impact of any proposed change on the product license.  SANDOZ is responsible to review the regulatory impact of any proposed change on the facility license.

In general, Alder shall without delay evaluate each change request from SANDOZ and respond to SANDOZ within [***] with comments/approval/denial, as applicable.  Similarly, SANDOZ shall without delay evaluate each change request from Alder and respond to Alder within [***] or per timelines mutually agreed (e.g. changes linked to regulatory commitments).  If the period cannot be met, the receiving party will notify the change initiating party about the current status of the evaluation and endeavor to fully respond to the initiating party as soon as possible under the circumstances. SANDOZ shall implement the change per agreed timing after Alder and SANDOZ approval. SANDOZ shall provide actual timing and listing of initial Batch(es) associated with change to Alder.

For the avoidance of doubt, SANDOZ may, at any time, [***] notification to Alder and in accordance with any applicable provisions of this QUALITY AGREEMENT, undertake any change (including routine maintenance and repair work) to any of its premises or facilities or equipment directly used in the Manufacture of BDS; provided that any such change shall not impact nor have the potential to impact the safety, efficacy, quality, identity, strength, purity, registration, and/or supply of the Product.

Emergency corrective action shall be taken by SANDOZ if necessary to resolve urgent unacceptable situations related to quality and safety during the ongoing Process. Such emergency changes can be implemented prior to evaluation and approval by SANDOZ QA department if permitted under SANDOZ

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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procedure, but the SANDOZ QA department must be notified within [***] after implementation. SANDOZ shall inform the person-in-plant prior to implementation, if feasible.  SANDOZ has the right to implement such emergency changes without prior written approval of Alder, but will notify Alder in writing within [***] after implementation. Alder will provide an impact assessment [***] after notification.

Registration relevant change proposals that have been approved by Alder can only be implemented permanently after obtaining approval from the competent Regulatory Authorities.   Alder will duly inform SANDOZ after having received such approvals and the expected deadline for implementation by SANDOZ.

Requirements relating to Raw Material changes are described in section 3.3 and Attachment N.

SANDOZ will use [***] to implement changes required by a Regulatory Authority, and will use [***] to implement changes requested by Alder.

2.13. SANDOZ Document Notification, Review, and Approval

All GMP Documentation, changes and activities subject to ALDER approval or notification will be handled according to Attachment K of this QUALITY AGREEMENT. Confidential documents will be exchanged with ALDER via secure e-mail or an appropriate exchange platform ([***]).

If acceptable, SANDOZ will document such changes according to SANDOZ change control SOP (Reference CMA Clauses 4, 7, 18, 19 and 20).

2.14. Influence on Quality by Foreign Materials

SANDOZ must refrain from any activity which could adversely affect the safety, efficacy, identity, strength, purity, or quality of Product.

SANDOZ will not introduce, use or conduct any production activities with herbicides, pesticides or any known toxins, penicillin, cephalosporin, beta lactams, cytotoxic products, live vaccines or any other material, product or process that could reasonably present a potential hazard to Product in the biopharmaceutical facility or equipment used for Manufacture of BDS.

Prior to introduction of a new product into the SANDOZ biopharmaceutical facility, SANDOZ shall maintain the necessary engineering and procedural controls to minimize the cross-contamination potential of the Product with cytotoxic or pharmacologically active starting materials at the SANDOZ facility.  SANDOZ shall immediately provide written notification to Alder in advance of the use or the planned use of a human cell line to be manufactured at SANDOZ facility in which the Product is manufactured.

SANDOZ shall maintain a policy for product changeover for multi-use equipment used for Manufacture of Product.  [***] as per approved procedures prior to Manufacture of BDS. SANDOZ shall confirm that all product changeover test results meet acceptance criteria prior to Release of BDS. SANDOZ shall supply to Alder upon request product changeover reports that demonstrate acceptability of changeover results.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SANDOZ shall [***] as defined in SANDOZ procedures between Batches of BDS.

2.15. BSE/TSE-Assessment

All Raw Materials obtained by SANDOZ from a third party and employed in the Manufacture of the Product will conform with the Note for Guidance on Minimizing the Risk of Transmitting Animal Spongiform Encephalopathy Agents via Human and Veterinary Medical Products (EMA-Guidance EMA/410/01 Rev. 3, or applicable current version).

SANDOZ shall supply to Alder a signed BSE/TSE-Risk statement for the BDS that declares if raw materials of animal origin are used, and for those raw materials that are of animal origin, an evaluation of the animal origin and an assessment on whether the materials are in compliance with EMA-Guidance EMA/410/01 Rev. 3 or applicable current version.  SANDOZ shall update the BSE/TSE-Risk statement [***], and as required due to changes in sourcing of raw materials.

Upon Alder request, SANDOZ shall provide Alder with the necessary BSE/TSE Certificates of Compliance for each Raw Material where applicable (e.g.., as part of Audit or regulatory submission).  Under no circumstance shall SANDOZ use any bovine-derived material from any country at-risk for the transmission of BSE (relevant for Product).

2.16. Deviations, Corrective and Preventative Actions, and Quality Events

SANDOZ categorizes unplanned events into either Quality Events, Minor, Major or Critical deviations (see Section 11 for definitions).

Deviation/OOS/OOE must be handled according to the corresponding SANDOZ standard operation procedure. Deviations related to Manufacturing (including those originating from an OOS or OOE) must be reported to Alder in writing where possible within the timelines defined below. Major and Critical Deviations related to Manufacturing (including confirmed OOS and OOE) shall be provided by SANDOZ to Alder as a draft report for Alder review within [***] from the date of initial discovery. In the instance that an Alder deviation confirms an issue with the Product or Process and identifies the need for a CAPA, Alder will notify SANDOZ within [***] of the need of CAPA and jointly agree on the plan.

Event Type (See section 11 – Definitions)	Timelines for written notification after date of discovery by SANDOZ	Quality record submitted to Alder for:	Closed record provided
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Event Type (See section 11 – Definitions)	Timelines for written notification after date of discovery by SANDOZ	Quality record submitted to Alder for:	Closed record provided
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

SANDOZ deviations shall include root cause determination, product impact assessment, and identification of CAPA (corrective action / preventive action) as appropriate.

Alder will respond in writing [***] with comments related to the major or Critical Deviation or that the deviation is acceptable as written.  SANDOZ shall provide a written response to the Alder comments indicating changes to the deviation report and justification for Alder comments that are not included with the revised deviation report.  Alder shall review SANDOZ response and communicate any additional comments to SANDOZ.  SANDOZ will work cooperatively with Alder to address comments prior to final closure.

Product related Quality Events as unplanned events that are relevant to Product disposition and Minor deviations will be provided to Alder upon SANDOZ approval and prior to or at SANDOZ Product disposition.

[***] The target for approval of final deviation reports is [***]

SANDOZ shall maintain a system to ensure the timely completion of corrective/preventive actions (CAPA) identified from deviations related to the Product.  SANDOZ shall provide to Alder a listing of Product-related CAPAs, and their due dates [***] and, as applicable, CAPA effectiveness verifications.  On a case by case basis, SANDOZ will provide closed Product-related CAPAs resulting from deviations [***]

2.17. Non-conforming BDS

Non-conforming BDS is handled according to the CMA. (Reference CMA Clauses 15, 18 and 20, and also reference Section 7 of this Agreement.). Any complaints by Alder  that a Batch, or one or more samples in a Batch, is not conforming with the requirements under CMA Clause 18(1) (such BDS being referred to as “Non-conforming” BDS, and such non-conformity referred to as “Non-conformity”) shall be delivered to SANDOZ in writing [***] with such complaint being accompanied by supporting data for purposes of consideration and verification by SANDOZ. Attachment K will be used for notification of the Nonconformity as a “Nonconformity Customer Complaint.”

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.18. Recall/Supply Recovery

Alder, through the designated group that manages Product recalls, is responsible for the final recall decision according to the CMA. (Reference CMA Clause 29.) In the event Alder commences a recall of Product, Alder shall provide SANDOZ with a written request of any and all data and information needed for an orderly recall.  SANDOZ shall respond to Alder’s written request [***]   SANDOZ will fully cooperate with Alder in providing any data requested to support a recall decision and give reasonable assistance in conducting any such recall or disposal.  Such data should be provided as a matter of urgency but, in any case, [***]

Alder may undertake and SANDOZ will provide information to Alder in connection with mock recalls, and Alder will notify Project Management and Site Quality Head [***] in advance of any mock recall for administrative purposes only.  SANDOZ will not notify its staff prior to a mock recall.

2.19 Biological Product Deviation Report (BPDR)

Upon identification by ALDER that an event requires reporting to the FDA, for product that was manufactured at SANDOZ, SANDOZ will be notified [***] (Attachment K). A reportable BPDR is associated with an unexpected event or an event related to the manufacturing of a licensed and commercially distributed biological product that represents a deviation from cGMP, regulations, standards, or specifications, that may affect a distributed product's safety, purity and potency. SANDOZ shall complete the investigation for the significant deviation and provide the results of the investigation to ALDER as soon as reasonably possible and [***] after SANDOZ acquires information reasonably suggesting a reportable event under cGMP regulations. ALDER shall write the BPDR and submit to SANDOZ as a draft for review and comment prior to ALDER submission of BPDR to FDA. ALDER must submit the BPDR to FDA within FDA required timelines from the date SANDOZ acquires information reasonably suggesting a reportable event under cGMP regulations. Alder shall provide a copy of the filed BPDR to SANDOZ.

3.Raw MaterialS

3.1. Cell Banks

[***] (may be referred to as WCB or MWCB) and [***]. Alder is responsible for ensuring testing of the cell banks is performed prior to shipment of cell banks to SANDOZ according to Attachment E. The parties shall jointly agree if there are additional testing requirements. SANDOZ will release the cell banks for production according to local procedures. Only SANDOZ- and Alder QA-released cell banks will be used for cGMP Manufacturing at SANDOZ.

Alder will provide the C of A, C of C (if applicable), and cell line characterization data summary for each Working Cell Bank shipped to SANDOZ (see Attachment E).  SANDOZ will review the cell line characterization data, storage conditions and SANDOZ’s cell bank storage procedures prior to release into

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SANDOZ’s facility. SANDOZ may perform cell bank testing upon review and agreement by Alder (according to approved internal procedures) to ensure that the cell bank is free of adventitious agents.

[***] shall store Alder cell banks under appropriate conditions and with appropriate segregation of Alder cell banks from other cell banks, as per [***] approved procedures. [***]

Alder will be responsible for cell bank shipping. SANDOZ shall send the cell bank shipper temperature recording device to Alder for review after each shipment.  Alder shall send to SANDOZ documentation to indicate the acceptability of the cell bank shipment temperature.  SANDOZ shall review the cell bank documentation according to local SOPs prior to release of the Working Cell Bank for cGMP Manufacture (refer to Attachment E).  SANDOZ shall notify Alder of SANDOZ disposition/release [***] of SANDOZ disposition via Attachment K (including the SANDOZ batch number and corresponding Alder batch number).

SANDOZ shall utilize Working Cell Banks [***] Alder is responsible for providing reassessment dates and supplying necessary documentation including updated CoA based on performed reassessment to SANDOZ, unless otherwise agreed.

Alder may order the preparation of a new master and working cell bank.  (Reference CMA Clause 3(2).)  [***].

3.2. Supply of Raw Materials by Alder

[***]. In the event that Alder needs to deliver specific Raw Materials required for cGMP Manufacture of BDS, an agreement would be required by both parties, and, if both parties agreed thereto, then Attachment D would be annotated accordingly. In this respect Alder (or its supplier) would need to be qualified as a raw material supplier for those respective Raw Materials according to SANDOZ procedures.

3.3. Procurement of Raw Materials by SANDOZ

Refer to Attachment D to this QUALITY AGREEMENT for the required list of Raw Materials (including those designated as “Critical Raw Materials”), including the supplier, grade and other required quality parameters and specifications agreed by both parties for the Manufacture of Product.

SANDOZ is responsible for sourcing all Raw Materials required for Manufacture of Product. Alder has reviewed the SANDOZ Raw Material specifications referenced in Attachment D as part of the technical transfer and in support of the [***] manufacturing campaign, and subsequently has reviewed in support of the Contract Manufacturing Phase.  For Critical Raw Materials for which the supplier and supplier’s item number are identified in Attachment D, only the identified item number from that supplier is allowed for use in production.  For non-critical Raw Materials, multiple suppliers may be used if the supplied Raw Material is of the same or higher grade, and the material passes pre-determined specifications, and is a SANDOZ-approved supplier. Raw Material changes will be managed according to Attachment N.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Refer to Attachment N for classification of Raw Material /Consumable Changes and related level of customer (Alder) approval required.

SANDOZ must procure Raw Materials from the SANDOZ approved suppliers. Procured Raw Materials have to be qualified, inspected and tested for compliance by SANDOZ with the approved specifications as defined. SANDOZ shall inform Alder [***]on recalls or call-back of material by suppliers and brokers, for quality or safety reasons if the material was used for the Manufacture of Product.  Only SANDOZ released Raw Materials and consumable items shall be used for Manufacture of Product.

3.4. Sampling

SANDOZ must take samples of all Raw Materials and Auxiliary Materials according to local procedures. Unless otherwise agreed in writing, sampling for testing (at least identity) of the Raw Materials must be performed. Reserve samples of Raw Material must be kept according to local procedures.

3.5. Storage

Storage containers and storage/transport conditions must ensure that the specified quality of Raw Material is not compromised; SANDOZ will store Raw Materials under appropriate storage conditions according to SANDOZ SOPs and information from the supplier.

4.	Manufacturing of Product IN THE cONTRACT mANUFACTURING pHASE

4.1. Cell Banks

Under the CMA, [***].

4.2. MPD Document; Batch Manufacturing and Packaging Records

The MPD Document (Reference CMA Clause 18(5)) consists of ALD403-specific manufacturing SOPs and ALD403-specific master batch records, describing the Process and covering all steps, [***].  For Batches Manufactured in the Contract Manufacturing Phase, BDS shall be Manufactured in accordance with the validated Process, reflected in the MPD Document and all process parameters and in-process control results for each successful Batch will be reviewed against the Process described in the MPD Document.  (Reference CMA Clause 18(5).)

SANDOZ shall assure that all BDS is Manufactured in accordance with the Process, the BDS Specifications, cGMP and (as applicable) the requirements of the FDA and the EMA, including corresponding manufacturing procedures and packaging instructions, and that all process parameters and in-process control results for each successful Batch are reviewed against the Process described in the MPD Document. (Reference CMA Clause 18(1).)

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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When a change is approved through change control (refer to Sections 2.11-2.12), SANDOZ will submit proposed BDS specific master batch records to Alder for approval before the change can be implemented.  SANDOZ will supply the proposed records to Alder [***] to allow [***]. Master batch documentation is written in [***]. SANDOZ shall provide deviation reports (including Reportable Deviations, OOS and OOE / Out of Trend (OOT) reports), change controls, development and technical reports related to the Product, and process validation reports as applicable to Alder written in [***]. Revision of Product-specific documents including but not limited to the most current versions of [***] process validation protocols and reports, manufacturing process descriptions, specifications for non-compendial raw materials (at commercial stage), analytical methods, analytical method validations (except compendial methods), BDS specifications, and packaging specifications at SANDOZ shall be coordinated between SANDOZ and Alder.  For each draft revised document, SANDOZ shall also provide a red-lined version or detailed listing of the proposed changes, along with rationale for the changes according to Section 2.11. Alder shall [***] review and provide comments in writing to SANDOZ [***]  SANDOZ will work cooperatively with Alder to address the Alder comments and update the draft document accordingly.  The final revised record shall be submitted to Alder for Alder translation and approval prior to the final SANDOZ approval and implementation.

SANDOZ will ensure that the BDS final containers have met requirements for container sterilization from review of the final container certificates provided by the vendor and that the processes are in place to ensure container closure integrity of the BDS filled final containers upon BDS storage by SANDOZ~~.~~

SANDOZ agrees to provide copies of original batch documents (Manufacturing Records) as well as facility, Process, or utility documentation (excluding proprietary documentation) and Standard Operating Procedures (SOPs) related to Manufacture of the BDS, when requested by Alder, [***]  Alder shall be responsible for document translation. (Reference CMA Clause 18(1).)

SANDOZ shall compile and archive clear structured Batch documentation for each Batch of BDS. The Batch Manufacturing Records as well as testing documentation kept by SANDOZ must comply with the GMP guidelines, and be retained for [***]or such longer period as is required under applicable Legal Requirements. Electronic archiving is possible instead of retaining paper records as defined in SANDOZ approved procedures. SANDOZ shall not destroy Batch Manufacturing Records or testing documentation without first notifying Alder and providing to Alder the option of shipping Batch Manufacturing Records and testing documentation from SANDOZ to Alder prior to destruction of any documentation.

SANDOZ shall have written procedures to ensure that in-process and release test data recorded into Product-specific documents (e.g. deviation reports, Product quality review, validation reports, and technical reports) has been verified by SANDOZ for transcriptional accuracy from source documentation.  For all executed MPD documents, SANDOZ shall emphasize data integrity, ensuring that data are complete, consistent and accurate (attributable, legible, contemporaneously recorded, an original or true copy, and accurate), and shall be responsible for restricting access to cGMP computer systems, validating workflow on computer systems,

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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controlling blank forms, reviewing audit trails, training personnel in detecting data integrity issues, in accordance with regulatory authority recommendations regarding data integrity.  SANDOZ shall validate all automated calculations for in-process and release test data or verify with second person the accuracy of calculations in the absence of validation.

SANDOZ shall perform tech transfer for process and development activities within SANDOZ facilities according to approved SANDOZ procedures.

4.3. Reprocessing and Rework

Any use of Product not meeting the release specifications after testing is not allowed unless authorized by Alder.

Reprocessing in the sense of repeating process steps that are part of the validated Manufacturing Process are only allowed in exceptional cases for a validated process, and require prior written approval from Alder.  Any Reprocessing of Product is prohibited without prior change control review and approvals, as described in Section 2.

Rework of Product or its intermediates in the sense of performing process steps that are different from the agreed Manufacturing Process is not allowed.

4.4. Review of Batch Documentation

After detailed review of the Batch documentation of each Batch by SANDOZ, SANDOZ is responsible to ensure that a statement of compliance with GMP (Certificate of Conformity/Compliance, confirmation statement) signed by [***] is included or attached to the certificate of analysis (CoA) that is signed by the [***] and [***]. SANDOZ shall also provide the following Certificates and Manufacturing Records (also known as Batch Release Support Information), to Alder for each Batch, to enable Alder to perform Batch review and disposition. Refer to Attachment P for detailed content elements of the SANDOZ Batch Release Support Information.

•	Copies of SANDOZ-executed Batch records (to include [***], and as applicable, [***]) that have been reviewed by SANDOZ manufacturing and SANDOZ QA
•	SANDOZ-Certificate of Analysis
•

SANDOZ-Certificate of Conformity for each Batch. Alder will provide instructions on the required derivation and formatting for the Retest date. The Certificate of Compliance will contain a statement attesting that the Batch was prepared in conformance with cGMP; including reference to relevant governing regulation(s).

•	SANDOZ material report(s) summarizing starting materials and raw materials used (material number, batch number, material status, expiry date, quantity)

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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•	Copy of SANDOZ Batch disposition checklist
•	Copies of approved QC data records (in-process) including raw data (See Attachment Q)
•	Copies of approved QC data records (BDS) including raw data (See Attachment Q)
•	All deviations reports, including process and product related Deviations, Out of Specification (OOS) and Out of Expectation (OOE) reports associated with the Batch.

Any additional requests under the terms stated below shall be approved by both parties.

4.5. Warehousing

SANDOZ is responsible to ensure that BDS is stored under appropriate conditions of temperature and, light, and cleanliness so that identity, strength, quality and purity of the BDS are not affected. Reference Attachment G for Product storage conditions.  Alder shall transfer any known light exposure requirements of the Product to SANDOZ, and SANDOZ has the responsibility to provide the necessary light protection for the BDS as defined in SANDOZ batch records and SOP’s.  In the event that the identity, strength or quality of the Product in the warehouse could be adversely affected for any reason, SANDOZ shall take immediate action to prevent any potential damage to the Product. In any case SANDOZ shall inform Alder in writing where possible [***] of such adverse event.

SANDOZ will not use wood pallets in classified manufacturing areas or for storage and shipment of Product.

4.6. Packaging for Dispatch and Transport

SANDOZ is responsible to ensure that the requirements regarding the packaging for dispatch and transport to the agreed hand-over point of Product is met.

Shipments of Product is performed under [***] (Incoterms 2010) and in accordance with the specific delivery provisions set out in Schedule 1 of the CMA. (Reference CMA Clause 15(1).)

SANDOZ will apply a tamper-evident seal to the shipping container used to ship BDS to Alder (or an independent facility under contract to Alder) in a manner such that, if the seal is breached or missing, Alder will be alerted to the possibility that the contents may have been altered.  The tamper-evident seal to be used shall be mutually agreed by SANDOZ and Alder. SANDOZ will ensure that Product is stored up until the time of shipment within the material’s labeled storage range. SANDOZ will package the Product containers for shipment according to agreed packaging specifications and with temperature monitoring devices.

[***].

SANDOZ shall ensure that each BDS container has an attached sample suitable for the receiving site to perform ID testing.  [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Alder (or an independent facility under contract to Alder) will inspect the shipping container packaging and seal, and each BDS Product container upon receipt after shipment.    If a discrepancy is observed which may relate to the SANDOZ operations, Alder shall issue a written request for SANDOZ to initiate a deviation. SANDOZ shall investigate and provide to Alder a copy of the completed deviation report. SANDOZ shall implement any agreed actions arising out of the completed investigation report in order to avoid the reoccurrence of similar issues in the future.

The container-labels for the Product are defined per Attachment M.

5.Testing of Products

5.1. Method Transfer, Qualification, and Validation

When test methods are to be transferred to SANDOZ, Alder or its designee will conduct a formal method transfer according to mutually agreed upon procedures.  The format of the test method transfer protocol and test method report will be mutually agreed upon by Alder and SANDOZ.  Each test method transfer protocol and report will be reviewed and approved by SANDOZ and Alder.  SANDOZ test method SOPs resulting from a successful analytical transfer (and subsequent revisions) will be reviewed and approved by Alder and SANDOZ. Any changes to agreed upon test method SOPs will be handled via SANDOZ Change Control Management (reference section 2.12).  Raw data from the analytical transfer will be maintained at SANDOZ and available to Alder, upon request. Compendial test methods do not require transfer, however the SANDOZ test method SOPs for compendial methods are to be made available to Alder, upon request, during audits.  Compendial methods require verification at the labs used by SANDOZ~~.~~

SANDOZ and Alder shall ensure that analytical methods, in-process, and Product release testing at SANDOZ are qualified (SANDOZ “early stage validation”) for clinical manufacture and validated prior to Process Validation and commercial manufacture.  Protocols and reports shall be jointly approved.  SANDOZ test method SOPs resulting from a successful qualification or validation (and subsequent revisions) will be reviewed and approved by Alder and SANDOZ.  [***]

SANDOZ shall perform analytical methods within SANDOZ labs according to approved SANDOZ procedures.

5.2. Sampling

SANDOZ shall take samples of BDS and its intermediates according to the current SOPs and batch records. [***]

SANDOZ shall deliver to Alder or Alder’s designated testing laboratory samples of each Batch of the BDS, as and when Batches are Manufactured, and [***] in accordance with a mutually approved sampling plan. [***].

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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For special or investigational testing not included in the sampling plan, Alder may request that SANDOZ ship in-process or release testing samples (including reserve samples) to Alder or a designated testing laboratory specified by Alder.  Transportation of samples for testing will be performed according to SANDOZ shipment procedures (temperature monitored).

Any additional sampling that is not defined in current SOPs and batch records must be approved by both parties.

5.3. Testing of Products

Alder will supply Product-specific reagents and reference standards (including CoA and expiry/retest date) to SANDOZ. SANDOZ shall store the Process Transfer Materials (see definition in CMA) at the proper labeled storage condition in qualified equipment. The introduction of a new lot of critical reagent or reference standard for qualified or validated assays must go through Change Control (Section 2.11).

•

SANDOZ will be responsible for the compliance of the cGMPs for the BDS Manufacture in alignment with the BDS Specifications, and will carry out complete in-process and release testing according to the agreed test documents.  In-process testing results will be documented in BDS batch records with comparison to the allowable range, as appropriate.  The Certificate of Analysis (CoA) for the release testing must comply with internationally harmonized requirements for Batch certification. including: [***]

A CoA for each individual Batch of Product must be issued and provided to Alder.

[***]

5.4. Out of Specification Results

Out of Specification (OOS) investigations (See OOS definition in Section 11) must be handled according to the corresponding SANDOZ standard operation procedure for testing performed under SANDOZ control. For testing performed under Alder control, Out of Specification (OOS) investigations must be handled according to the corresponding Alder or designee’s standard operation procedure. For OOS investigation (Level II investigation) associated with the Alder Specifications, refer to Section applicable to Customer Complaint (BDS Non-Conformity) in Section 2.17. Out of Specification investigations are performed for BDS Specifications that are not met for Product release testing.

SANDOZ will notify Alder of all suspect OOS/OOT (Level I) results [***] of observation.  SANDOZ shall perform a Level I laboratory investigation to determine if a laboratory error is responsible for the OOS result. Re-analysis and Repeat Assays performed under Level I OOS in SANDOZ SOPs do not require prior approval from Alder.  If Level I investigation does not find a conclusive root cause for the OOS or OOE result, then SANDOZ must notify Alder [***] after completion of the Level I investigation. All investigation

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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must be undertaken by Sandoz in close cooperation with Alder. ALDER shall review alternative Level II re-test plans for ALD403 specific test methods and approve the final OOS report.

If the OOS result is confirmed, a separate manufacturing investigation must be initiated in accordance with SANDOZ standard operating procedures, and the Level II OOS investigation may be closed.  The OOS investigation report must be in conformance with FDA OOS guidance “Investigating Out-of-Specification (OOS) Test Results for Pharmaceutical Production” (2006 or if superseded, current version), and will be approved by Alder.

SANDOZ shall perform required manufacturing investigations for confirmed OOS results to determine if there is a Manufacturing root cause for the result, as well as any corrective action / preventive action.  SANDOZ shall provide OOS investigation report and any related manufacturing investigation report to Alder for review and approval in accordance with Section 2.16.  SANDOZ will trend invalid assays, and providing trending reports upon request from Alder.

5.5. Microbiological Control Program

SANDOZ will maintain an appropriate microbiological monitoring program to ensure acceptable microbiological quality and compliance with applicable laws and regulations.

[***]

The [***] shall be established as per SANDOZ procedures. SANDOZ shall perform microbial identification for [***]  SANDOZ shall continually monitor [***] excursions to determine if there is an upward and/or worsening trend, and to take corrective and preventive action as appropriate to improve the trend.

SANDOZ shall [***] for the Bulk Drug Substance are indicated in the CMA (Reference CMA Schedule 2) and in Attachment H.

Alder shall perform an assessment of the impact [***] to the Alder Product as part of Alder lot disposition procedures.

6.ARCHIVING OF Samples and Documentation

SANDOZ ensures that Reserve Samples (also known as Reference Samples) and Manufacturing Records related to the Manufacture are archived under defined conditions as follows:

The Reserve Sample amount to be stored shall be sufficient to perform [***] according to the testing instructions.

SANDOZ shall notify Alder [***] in the event of any issues concerning the Reserve Samples according to deviation handling in section 2.16.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SANDOZ shall not discard or destroy Bulk Drug Substance Reserve Samples or Manufacturing Records (including electronic records) once the archive period has been reached without first contacting Alder in writing and obtaining Alder written response as to whether samples or documentation may be discarded or if they are to be shipped to Alder.

The Reserve Samples are only allowed to be used for investigational purpose by SANDOZ with prior written approval by Alder.   Alder may request Reserve Samples from SANDOZ by written request.  SANDOZ to ship samples [***], unless otherwise agreed, after receipt of Alder request.

Archive periods

Item	Period
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Table 1: Storage periods for samples and documentation

7.Release of Products

7.1. Release for shipment – pre-requisites

The final release of a Batch requires BDS Specifications to be met.   [***]   Alder may perform concurrent review per a mutually agreed upon plan. A SANDOZ [***] will signify that the Batch is released in compliance with cGMP. SANDOZ will inform Alder [***] that a Batch has been Released and provide to Alder or its designee samples of the Batch [***] and the related Manufacturing Records (including the Certificates) [***] in accordance with CMA Clause 20(1) and (2).   Confidential documents will be exchanged with ALDER via secure e-mail or an appropriate exchange platform [***].

SANDOZ shall provide Alder with the related Manufacturing Records (including the Certificates) for the Batch as soon as possible after the Batch is Manufactured and [***] (CMA Clause 20(1).)

SANDOZ to respond [***] of receipt of Alder comments.  SANDOZ will work cooperatively with Alder to address any Alder comments and update the Batch Release documentation and Manufacturing Records accordingly, as required.

In accordance with CMA Clause 20(3), [***] whichever occurs last (the “Start-review Date”), Alder or its representative(s) may, at Alder’s option, analyze and test each Batch and samples from each Batch and review the related Certificates and Manufacturing Records.  Any Customer Complaints by Alder that a Batch, or one of more samples in a Batch, is not conforming with the requirements under CMA Clause 18(1) (such BDS being referred to as “Non-conforming” BDS, and such non-conformity referred to as “Non-conformity”)

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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shall be delivered to SANDOZ in writing [***] after the Start-review Date of such Batch (or , in the case of latent Non-conformity that was not readily ascertainable by the testing of the BDS and review of the related Certificates, [***] after discovery of such latent Non-conformity), and such complaint being accompanied by supporting data for purposes of consideration and verification by SANDOZ.

The procedures set out in Clause 20 of the CMA will apply to any complaints by Alder regarding Non-conformity.  The parties acknowledge and agree that the warranties set out in CMA Clause 18(1) apply to all BDS Manufactured under the CMA, regardless of whether SANDOZ, Alder or a Third Party test the BDS for conformity.

For the avoidance of doubt, however, all of the BDS Specifications are required to be met in order to demonstrate that the BDS conforms to the requirements set out in CMA Clause 18(1), [***].  See Attachments H, I, and J

[***] For the avoidance of doubt, the date for delivery of BDS Batches to Alder shall be based on SANDOZ Release and according to the provisions in the CMA. (Reference CMA Clauses 15(1) and (2).)

7.2. Shipment under Quarantine

Shipment of BDS under quarantine, i.e. without meeting the pre-requisites for shipment as defined in section 7.1.,[***]  (Reference CMA Clause 15(1).) Alder will keep BDS under quarantine until SANDOZ and Alder’s formal disposition.  Alder reserves the right to further process the Batch, as long as the batch remains under quarantine, meets internal requirements and is under Alder’s QA control.  Alder will not release the Batch for distribution, sales, or intended use (e.g., use for human clinical purpose) until [***]  A Batch that has been shipped under quarantine shall be subject to all testing and quality assurance review requirements as SANDOZ and Alder normally require to enable subsequent full release, and for each Batch of BDS being in conformity with the requirements set forth in CMA Clause 18(1).  (Reference CMA Clause 15(1).)

8.Product Security

8.1. Waste Material

Any waste material or packaging component bearing the Alder name must be defaced and/or incinerated by SANDOZ.  SANDOZ shall provide a proof of destruction certificate to Alder on request.

8.2. Counterfeiting

SANDOZ shall have a system in place that set out their counterfeit, theft,  diversion,  and economically motivated adulteration detection and avoidance system in relation to as BDS. SANDOZ shall notify Alder immediately in writing of any known incident or any suspicion of counterfeit, theft, diversion or adulteration of  BDS and shall help in any necessary investigation requested by Alder.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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9.Post-Marketing Surveillance and Stability Testing

9.1. Stability Testing

Alder is responsible for maintaining a follow-up stability program for the Product under ICH conditions.

[***] and as requested by Alder and defined in a separate approved written sampling plan, SANDOZ is responsible for collecting samples designated for stability testing.  Stability samples shall be collected by SANDOZ in appropriate sample containers and volumes as specified by Alder, and SANDOZ shall make the samples available for shipment at the earliest date.  SANDOZ shall include temperature recording device with stability sample shipment.  Alder shall review shipment temperature at receiving site for acceptability.  SANDOZ shall make the samples available for shipment prior to the due date of the first stability test time point.

If a stability result is confirmed by Alder as an Out of Specification (OOS) result, Alder will notify SANDOZ where possible [***]. In the case of [***], Alder will notify SANDOZ [***]  SANDOZ shall perform a Manufacturing investigation for confirmed stability OOS results to determine if there is a Manufacturing root cause for the result and whether corrective or preventive actions should be taken to remedy the issue, and submit the investigation report to Alder in accordance with section 2.16.

9.2. Product Complaints

Alder is responsible for handling Product Complaints that are derived from the market (for commercial material), from clinical trials (for clinical material) and adverse drug events and shall reply to inquiries as promptly as possible. Alder shall provide applicable complaint information to SANDOZ [***]. SANDOZ shall [***] investigate Product Complaints and report results to Alder [***] unless reporting requirements dictate an earlier timing. If this time period is unable to be met, SANDOZ will notify Alder to arrange an agreed upon timeframe where an interim report can be evaluated to meet reporting requirements to regulatory authorities. Complaints of a critical nature [***] must be investigated [***] and interim results reported to Alder [***]

In the event that SANDOZ receives a Product Complaint which potentially impacts a Batch supplied to Alder, SANDOZ shall forward the complaint to Alder [***]

Alder, with SANDOZ cooperation, shall be responsible for responding to the FDA or other Regulatory Authority and filing any reports with the FDA or other Regulatory Authority concerning such reactions (including Drug Experience Reports) caused by the Product.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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9.3. Adverse Events

Adverse events (Reference CMA 21. (6)) associated with potential product quality issue shall be assessed as Product Complaints per Section 9.2.

10.Terms and Expiration

This QUALITY AGREEMENT forms an integrated part of the CMA and shall come into force at sign-off by the parties hereto.

SANDOZ and Alder will periodically review this QUALITY AGREEMENT (including its Attachments) per review schedule defined per Alder procedures or more often in the event of a significant change to the process or systems, and the parties will amend this QUALITY AGREEMENT, in writing, as needed.  Any amendments to this QUALITY AGREEMENT core document will also be reviewed by SANDOZ and Alder legal representatives to ensure consistency with the commitments contained in the CMA and associated orders/scope of works/signed quotes/addenda.

This QUALITY AGREEMENT shall be terminated upon expiration or termination of the CMA.  Obligations that, by their nature, should survive the expiration or termination of this QUALITY AGREEMENT, such as ongoing regulatory requirements (including for example maintaining records and supporting Product Complaint investigations), shall survive the expiration or termination of this QUALITY AGREEMENT.

11.DEFINITIONS

The following terms shall have the meanings assigned to them below for purposes of this QUALITY AGREEMENT.  Capitalized terms used but not defined in this QUALITY AGREEMENT shall have the meaning given in the CMA.

Auxiliary Materials	Any material used for Manufacture, or for maintenance of equipment or buildings, which is not a raw or packaging material, e.g. lubricants, detergents, silicon rubber.
Annual Product Review (APR)

A reporting process by which written records required by 21CFR211.180(e)shall be maintained so that data therein can be used for evaluating, at least annually, the quality standards of the Product to determine the need for changes in Product specifications or manufacturing or control procedures. (Alder is responsible for submitting this report to the FDA).

Annual Product Quality Review (APQR)

A collection of data provided by SANDOZ [***] (to be established in subsequent quality agreements) presented in a clear format, that makes it possible to identify quality problems, deviations and trends and/or to substantiate consistent quality.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Assets

Any asset that (i) is permanently affixed to a facility, and/or (ii) is not capable of being easily moved from the facility and/or which (iii) is part of the permanent facility. Assets shall comprise the assets listed in Schedule 4 to this Agreement. (CMA Clause1 (1))

Biological Product Deviation Report (BPDR)

An FDA-reportable event reporting (according to 21 CFR 600.14) that represents a deviation from cGMP, applicable regulations, applicable standards, or established specifications that may affect the safety, purity, or potency of a product, or represents an unexpected or unforeseeable event that may affect the safety, purity or potency of that product, and occurs in the SANDOZ facility and involves a distributed biological product.

Changes

A planned alteration, replacement, or origination of a new item (e.g., Product, equipment, facility) or elimination of Specifications, methods, facilities, utilities, equipment, computer systems, master records or controls that are used for the manufacture, processing, packaging, or holding of Product.

Continuous Process Verification CPV

Third validation stage as continual assurance that the process remains in a state of control (the validated state) during commercial manufacture. A system or systems for detecting unplanned departures from the process as designed is essential to accomplish this goal.  SANDOZ refers to this as Ongoing Process Verification.

Critical Deviation	A deviation having [***]. A critical deviation refers to those deviations that are [***]
Critical Raw Material	A raw material that [***].
Critical Reagent	A reagent used [***]. Critical reagents are [***].
Major deviation	Those deviations have [***] Those deviations that require [***]. If the deviation identifies [***].
Manufacturing Process Description Document

[***] manufacturing SOPs and [***] master batch records, describing the Process and covering all steps, from thaw of the cell bank vial to filling and labeling/packaging the BDS, and includes in-process controls, process parameters, and all the methods used to test the in-process and BDS respectively against the in-process controls and SANDOZ Release Specifications, as applicable (Reference CMA Clause 18(5))

Manufacturing Records

All documents relating to the Manufacture of a Batch, including manufacturing instructions, deviations, test results, out of specification results, investigations, bills of materials and Certificates, including Certificates of Analysis, as described with more particularity in this Quality Agreement.

Minor deviation	Any unplanned [***]
Master Cell Bank (MCB)

An aliquot of a single pool of cells that generally has been prepared from the selected cell clone under defined conditions, dispensed into multiple containers, and stored under defined conditions. The MCB is used to derive all Working Cell Banks.

Master Working Cell Bank (MWCB) –(SANDOZ) or Working Cell Bank (WCB) (Alder)	A culture of cells derived from the Master Cell Bank and intended for use in the preparation of production cell cultures.
Nonconformity	With respect to BDS, [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Customer Complaint	Any written complaints by Alder that a Batch, or one or more samples in a Batch, is not conforming with the requirements under CMA Clause 18(1)
Process

CMA Clause 1(1) "Process" means the series of processes, methods, tests and techniques by which the BDS is Manufactured from the ALD403 Cell Line, as described in detail in a manufacturing process description document for the process established at such facility, which shall be agreed by the Parties, and as defined in the Manufacturing Records, generated for such facility where the BDS is Manufactured, and “Processed” and “Processing” shall be interpreted accordingly.

Product

CMA Clause 1(1) "Product" means the proprietary product known as ALD403, which is a recombinant protein having the amino acid sequence, and encoded by the nucleic acid constructs, described in further detail on Schedule 1 to the Specifications Letter. Also known as eptinezumab.

Product Complaint	Any written, electronic, or oral communication that alleges deficiencies related to the safety, identity, strength, purity or quality of Product.
Ongoing Process Verification (OPV)	Refer to CPV
Out of Expectation (OOE)	Out of Expectation results are testing results that, while not Out of Specification, they are atypical results when compared to expected and/or historical results and warrant further investigation.
Out of Specification (OOS)	For the purpose of this Quality Agreement, Out of Specification results are testing results that do not meet the BDS Specification.
[***]	[***]
Quality Event	Quality Events are distinguished from Deviations or OOS/OOE laboratory tests. Quality Events are results of the following processes: [***]
Re-analysis

An analysis performed during the [***] which may include testing of stock solutions, dilutions, vial contents, etc. derived from the preparation of the suspect sample. Re-analysis is performed as part of hypothesis testing in the [***]

Reference Sample	EU term synonymous with US term Reserve Sample.
Reference Standard	A substance, used in routine laboratory analysis, which has been shown by an extensive set of analytical tests to be authentic material of established quality and purity.
Repeat Assay

An assay which is performed due to an invalidation of the prior assay (e.g. when an assay or sample result is determined to be invalid the next assay performance or sample analysis is considered a repeat analysis).

Reprocessing	Repeating process steps that are part of the established manufacturing procedure
Re-sampling

Additional testing on a new sample collected from the batch from a new sampling of the batch. A re-sample may be collected in the event that the original sample is suspected to not be representative or is confirmed to not be representative of the batch, or if none of the original sample remains.  The sampling scheme for the resample must be documented prior to re-sampling, in the OOS investigation report.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Reserve Sample

US term synonymous with EU term Reference Sample. A sample of a batch of Starting Material, packaging material or product which is stored for the purpose of being analyzed should be need arise during the shelf life of the batch concerned. The sample quantity is an amount [***]

Re-testing	Additional testing from the same sample as originally prepared, tested and from which the OOS result was obtained.
Retest Date	The date when a material should be re-examined to ensure that it is still suitable for use.
Rework	Performance of additional process steps that are different from the agreed manufacturing process.
Start-review Date	Delivery and Release of Batch and delivery of the related Certificates for the Batch and the related Manufacturing Records, whichever occurs last.

12.Version History (Core Document)

The table below documents the version history for the core document of the Alder-SANDOZ QUALITY AGREEMENT.  Each of the Attachments referenced in the core document are individual version controlled, with a version history and approval signatures.

Ver.	Ver. Date	Changes	Reason for change
1.0	[***]	Initial version	Required by CMA.
2.0	[***]	[***]	[***]

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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13.APPROVALS (Core Document)

ALDER		SANDOZ
[***]	27 JULY 2018	[***]	20 JUL 2018
Signature	Date	Signature	Date
[***] Alder BioPharmaceuticals, Inc.		[***] Sandoz GmbH
		[***]	20 JUL 2018
		Signature	Date
[***] Sandoz GmbH
[***]	26 JUL 2018	[***]	20 JULI 2018
Signature	Date	Signature	Date
[***] Alder BioPharmaceuticals, Inc.		[***] BTC Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT A: List of Liaisons

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment A)

Version	Version Date	Changes	Reason for change
A-1	[***]	Initial version.	Required by CMA.
A-2	[***]	[***]	[***]
A-3	[***]	[***]	[***]

[***]

Approvals (Attachment A)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT B: Table of Responsibilities

S=SANDOZA=Alder [***]

Version History (Attachment B)

Ver.	Ver. Date	Changes	Reason for change
B-1	[***]	Initial version.	Required by CMA.
B-2	[***]	[***]	[***]
B-3	[***]	[***]	[***]

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Approvals (Attachment B)

ALDERSANDOZ

[***]27 JULY 2018 Signature Date [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 Signature Date [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT C: List of Approved Sub-Contractors

List of contract labs of Alder [***]

List of contract labs of SANDOZ [***]

Contract Lab codes [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment C)

Ver.	Ver. Date	Changes	Reason for change
C-1	[***]	Initial version.	Required by CMA.
C-2	[***]	[***]	[***]

[***]

Approvals (Attachment C)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT D: ALD403 raw materials for use at [***] production scale[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment D)

Version	Version Date	Changes	Reason for change
D-1	[***]	Initial version.	Required by CMA.
D-2	[***]	[***]	[***]
D-3	[***]	[***]	[***]

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Approvals (Attachment D)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT E: Release Requirements for [***]

SANDOZ Release Requirements for [***]

Minimum requirements for
Certificate of Analysis for
[***]

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Listing of ALD403 [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment E)

Ver.	Ver. Date	Changes	Reason for change
E-1	[***]	Initial version	Required by CMA
E-2	[***]	[***]	[***]
E-3	[***]	[***]	[***]

[***]

Approvals (Attachment E)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT F: Min/Max doses for [***] ALD403

MEMORANDUM

Date:[***]

To[***]

From:[***]

Subject:AI.D403 Minimum & Maximum [***] Dosage for [***]

This memo documents the minimum & maximum [***] dosage of ALD403 that [***]

The minimum & maximum [***] dosages for ALD403 [***]

[***]

[***]

Cc.

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment F)

Ver.	Ver. Date	Changes	Reason for change
F-1	[***]	Initial version.	Required by CMA.
F-2	[***]	[***]	[***]

[***]

Approvals (Attachment F)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT G: Storage condition / Shelf life [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment G)

Version	Version Date	Changes	Reason for change
G-1	[***]	Initial version.	Required by CMA.
G-2	[***]	[***]	[***]
G-3	[***]	[***]	[***]

Approvals (Attachment G)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT H: SANDOZ Release Specifications * [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment H)

Ver.	Ver. Date	Changes	Reason for change
H-1	[***]	Initial version.	Required by CMA.
H-2	[***]	[***]	[***]
H-3	[***]	[***]	[***]

[***]

Approvals (Attachment H)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT I: Alder Release Specifications *[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment I)

Ver.	Ver. Date	Changes	Reason for change
I-1	[***]	Initial version.	Required by CMA.
I-2	[***]	[***]	[***]
1-3	[***]	[***]	[***]

[***]

Approvals (Attachment I)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT J: Additional Release Specifications *[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment J)

Ver.	Ver. Date	Changes	Reason for change
J-1	[***]	Initial version.	Required by CMA.
J-2	[***]	[***]	[***]
J-3	[***]	[***]	[***]

[***]

Approvals (Attachment J)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT K: Document Notification/Review/Approval Sheet

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment K)

Ver.	Ver. Date	Changes	Reason for change
K-1	[***]	Initial version	Required by CMA
K-2	[***]	[***]	[***]
K-3	[***]	[***]	[***]

[***]

Approvals (Attachment K)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT L: Critical Reagents and Reference Standards [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment L)

Version	Version Date	Changes	Reason for change
L-1	[***]	Initial version.	Required by CMA.
L-2	[***]	[***]	[***]
L-3	[***]	[***]	[***]

[***]

Approvals (Attachment L)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT M: BDS Labeling

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment M)

Ver.	Ver. Date	Changes	Reason for change
M-1	[***]	Initial version.	Required by CMA.
M-2	[***]	[***]	[***]
M-3	[***]	[***]	[***]

[***]

Approvals (Attachment M)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT N: Change Control Notification/Approval Requirement

[***]

Table 1: [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Table 2: [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Table 3:[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment N)

Version	Version Date	Changes	Reason for change
N-1	[***]	[***]	[***]

[***]

Approvals (Attachment N)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT O: SANDOZ biopharmaceutical manufacturing facilities applicable to ALD403

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment O)

Version	Version Date	Changes	Reason for change
O-1	[***]	[***]	[***]

[***]

Approvals (Attachment O)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT P: Sandoz Batch Release Support Information - Detailed Content Requirements

This Attachment specifies detailed content requirements to include as part of records of the Sandoz Batch Release Support Information. Refer to the core Quality Agreement for the complete list of records. [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment P)

Version	Version Date	Changes	Reason for change
P-1	[***]	[***]	[***]

[***]

Approvals (Attachment P)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT Q: Review of Batch Documentation - QC Test Results Documentation to be Provided with Batch Documentation [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment Q)

Version	Version Date	Changes	Reason for change
Q-1	[***]	[***]	[***]

[***]

Approvals (Attachment Q)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT R: Quality Agreement Core Document Change History [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Version History (Attachment R)

Ver.	Ver. Date	Changes	Reason for change
R-1	[***]	[***]	[***]

[***]

Approvals (Attachment R)

ALDERSANDOZ

[***]27 JULY 2018 SignatureDate [***] Alder BioPharmaceuticals, Inc.	[***]20. JULI 2018 SignatureDate [***] Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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